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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 1999

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I"
                                 Series 1999-1)
       -----------------------------------------------------------------
                             (Issuer of Securities)


          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       United States                    33-40006                  22-2382028
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


            802 Delaware Avenue, Wilmington, Delaware           19801
            --------------------------------------------     ------------
            (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5050



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Item 5.  Other Events:

                  On or about April 15, 1999 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank ') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card Trust I") for Series 1999-1 in accordance with the Agreement. A copy of the applicable Monthly Report, as defined in the Agreement, has been furnished to the Certificateholders in accordance with the Agreement. A copy of the Monthly Report is being filed as exhibit 20.1 to this Current Report on Form 8-K.

                  On or about May 17, 1999 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank ') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card Trust I") for Series 1999-1 in accordance with the Agreement. A copy of the applicable Monthly Report, as defined in the Agreement, has been furnished to the Certificateholders in accordance with the Agreement. A copy of the Monthly Report is being filed as exhibit 20.2 to this Current Report on Form 8-K.



Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                    20.1 Monthly Report with respect to the April 15, 1999 distribution

                    20.2 Monthly Report with respect to the May 17, 1999 distribution



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  June 30, 1999


                                         The Chase Manhattan Bank,
                                         as Servicer




                                         By:  /s/ Patrick Margey
                                         ---------------------------
                                         Name:  Patrick Margey
                                         Title: Vice President




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                                    INDEX TO EXHIBITS
                                    -----------------

Exhibit No.                         Description
-----------                         -----------

20.1                                Monthly Report with respect to the
                                    April 15, 1999 distribution

20.2                                Monthly Report with respect to the May
                                    17, 1999 distribution